UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 17, 2015

PBF ENERGY INC.
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On June 17, 2015, PBF Holding Company LLC ("PBF Holding"), a subsidiary of PBF Energy Inc. ("PBF Energy" and collectively with its consolidated subsidiaries including PBF Holding, the "Company"), entered into a definitive Sale and Purchase Agreement (the “Sale and Purchase Agreement”) with ExxonMobil Oil Corporation, Mobil Pipe Line Company and PDV Chalmette, L.L.C. (collectively, the "Sellers"), to purchase the ownership interests of Chalmette Refining, L.L.C. (“Chalmette Refining”), which owns the Chalmette Refinery and related logistics assets (collectively, the "Chalmette Acquisition"). The Chalmette Refinery located outside of New Orleans, Louisiana, is a 189,000 barrel per day, dual-train coking refinery with a Nelson Complexity of 12.7 and is capable of processing both light and heavy crude oil. With the Chalmette Acquisition, the Company will increase its total throughput capacity to over 725,000 barrels per day.

Chalmette Refining owns 100% of the MOEM Pipeline, providing access to the Empire Terminal, as well as the CAM Connection Pipeline, providing access to the Louisiana Offshore Oil Port facility through a third party pipeline. Chalmette Refining also owns 80% of each of the Collins Pipeline Company and T&M Terminal Company, both located in Collins, Mississippi, which provide a clean products outlet for the refinery to the Plantation and Colonial Pipelines. Also included in the acquisition are a marine terminal capable of importing waterborne feedstocks and loading or unloading finished products; a clean products truck rack which provides access to local markets; and a crude and product storage facility with approximately 7.5 million barrels of shell capacity.

The aggregate purchase price for the Chalmette Acquisition is $322 million in cash, plus inventory and working capital to be determined at closing. The purchase price is also subject to other customary purchase price adjustments. The Chalmette Acquisition is expected to close prior to year-end 2015, subject to satisfaction of customary closing conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the absence of legal impediments prohibiting the Chalmette Acquisition, receipt of regulatory approvals and required consents and absence of a material adverse effect. PBF Holding expects to finance the transaction through a combination of cash on hand and borrowings under its revolving credit facility, as well as potentially utilizing inventory intermediation arrangements with third parties. The Company does not expect to issue equity to finance any portion of this transaction. PBF Holding’s obligation to consummate the Chalmette Acquisition is not conditioned upon the receipt of financing. In addition, PBF Energy has guaranteed all payment and performance obligations of PBF Holding that relate to or arise out of the Sale and Purchase Agreement.

PBF Holding and the Sellers have made customary representations and warranties and have agreed to customary covenants in the Sale and Purchase Agreement, including the agreement of the Sellers, subject to certain exceptions, to conduct the businesses being acquired in the ordinary course, to use commercially reasonable efforts to preserve the business organizations and to refrain from engaging in certain activities during the period from the execution of the Sale and Purchase Agreement to the closing of the transaction. The Sale and Purchase Agreement contains customary termination rights for both the Company and the Sellers, and provides that the closing will occur as soon as possible, but in no event later than five business days after satisfaction or waiver of all conditions to closing; provided that the closing will not occur prior to the 120th day after the effective date of the Sale and Purchase Agreement without the prior consent of all parties. There is no assurance that all of the conditions to the consummation of the Chalmette Acquisition will be satisfied. The Sale and Purchase Agreement also provides for indemnification rights with respect to, among other things, breaches of representations, warranties or covenants by the parties.

The foregoing description is summary in nature and is qualified in its entirety by reference to the Sale and Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1, and incorporated herein by reference.

The Sale and Purchase Agreement contains representations and warranties by PBF Holding and the Sellers as of specific dates. The representations and warranties reflect negotiations between the parties to the Sale and Purchase Agreement and are not intended as statements of fact to be relied upon by the Company’s shareholders; in certain cases, the representations and warranties merely represent allocation decisions among the parties; may have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Sale and Purchase Agreement, which disclosures are not reflected in the Sale and Purchase Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by shareholders. As such, the representations and warranties are solely for the benefit of the parties to the agreement. The representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, may change after the date of the Sale and Purchase Agreement and should not be relied upon as statements of facts.

Item 7.01.    Regulation FD Disclosure.

On June 18, 2015, PBF Energy issued a press release announcing that its wholly owned subsidiary, PBF Holding, has reached an agreement to purchase Chalmette Refining, L.L.C. A copy of the press release is attached hereto as Exhibit 99.1.

PBF Energy has a conference call scheduled at 2:00 p.m. EST on June 18, 2015 to discuss the transaction. The Company's presentation materials, available on the Investor Relations section of the Company's website at www.pbfenergy.com, are attached hereto as Exhibit 99.2.

In accordance with General Instructions B.2 of Form 8-K, the foregoing information, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Statements contained in the exhibit to this report reflecting the Company’s or its management’s expectations or predictions relating to future plans, results, performance, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, without limitation, satisfaction of the conditions to the closing of the Chalmette Acquisition and the possibility that the Chalmette Acquisition will not close; timing of the completion of the proposed Chalmette Acquisition; and the Company’s plans for financing the Chalmette Acquisition.
These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond the Company’s control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements.  Factors and uncertainties that may cause actual results to differ include but are not limited to the risks described above, and the risks disclosed in the Company’s filings with the U.S. Securities and Exchange Commission.  All forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.                Description

2.1                            Sale and Purchase Agreement by and between PBF Holding Company LLC, ExxonMobil Oil Corporation, Mobil Pipe Line Company and PDV Chalmette, L.L.C. as of June 17, 2015.*

99.1                           Press Release including announcement of Chalmette Refinery Acquisition issued on June 18, 2015

99.2                           Presentation materials dated as of June 18, 2015
____________

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of the omitted schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:	June 18, 2015

PBF Energy Inc.
(Registrant)

		By:	/s/ Jeffrey Dill
		Name:	Jeffrey Dill
		Title:	Senior Vice President, General Counsel

Dated:	June 18, 2015

PBF Holding Company LLC
(Registrant)

		By:	/s/ Jeffrey Dill
		Name:	Jeffrey Dill
		Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.                Description

2.1                            Sale and Purchase Agreement by and between PBF Holding Company LLC, ExxonMobil Oil Corporation, Mobil Pipe Line Company and PDV Chalmette, L.L.C. as of June 17, 2015. *

99.1                           Press Release including announcement of Chalmette Refinery Acquisition issued on June 18, 2015

99.2                           Presentation materials dated as of June 18, 2015
____________

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of the omitted schedules to the SEC upon request.